UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): February 12, 2001
                                                  -----------------

                                iVoice.com, Inc.
                                ----------------
             (Exact name of registrant as specified in its chapter)

Delaware                            000-29341                         52-1750786
--------------------------------------------------------------------------------
(State of                          (Commission                  (I.R.S. Employer
organization)                      File Number)              Identification No.)

     750 Highway 34, Matawan, NJ                                           07747
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (732) 441-7700
                                                    --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

      a) Previous Independent Accountants.

            On February 9, 2001, iVoice.com, Inc. (the "Company") dismissed Merdinger, Fruchter, Rosen & Corso ("MFR&C") as its independent accountants. The dismissal was approved by the Company's Board of Directors. The reports of MFR&C on the Company's financial statements for past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern. In connection with its audits for two most recent fiscal years and through the subsequent interim periods preceding the termination of MFR&C: (i) the Company had no disagreements with MFR&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have required references by MFR&C in its reports on the Company's financial statements for those years if not resolved to the satisfaction of MFR&C, and (ii) MFR&C did not advise the Company of any "reportable events" as defined in
      Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

            The Registrant has submitted a copy of this Form 8-K to MFR&C and has requested that MFR&C furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. The Registrant has requested that MFR&C provide the letter as promptly as possible so that the Registrant can file the letter with the Commission within ten business days after the date of filing this Form 8-K, by amendment to this Form 8-K.

      b) New Independent Accountants.

            On February 9, 2001 the Company engaged Mendlowitz & Weitsen, LLP, ("M&W") as its new independent accountants. During the Company's two most recent fiscal years and through February 9, 2001, the Company did not consult with M&W on any accounting, auditing, financial reporting or any other matters.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      c) Exhibits

          16.1 Letter from Merdinger, Fruchter, Rosen & Corso (to be filed by amendment)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iVoice.com, Inc,
                                       (Registrant)


Date: February 9, 2001                 By: /s/ Jerome R. Mahoney
                                           -------------------------------------
                                           Jerome R. Mahoney
                                           President and Chief Executive Officer